Exhibit C.5

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Brian G. Sweeney and Renzo Mori, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director, beneficial owner and/or trustee of stock of Cablevision Systems Corporation, AMC Networks Inc. and The Madison Square Garden Company (the “Companies”), (i) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (ii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”) electronically (a “Form ID”, and, together with a Section 13 Schedule, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he may approve in his discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of December, 2012.

By:	/s/ CHARLES F. DOLAN
Charles F. Dolan

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Brian G. Sweeney and Renzo Mori, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(4)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director, beneficial owner and/or trustee of stock of Cablevision Systems Corporation, AMC Networks Inc. and The Madison Square Garden Company (the “Companies”), (i) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (ii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”) electronically (a “Form ID”, and, together with a Section 13 Schedule, the “Forms and Schedules”);

(5)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(6)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he may approve in his discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of December, 2012.

By:	/s/ HELEN A. DOLAN
Helen A. Dolan

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Brian G. Sweeney, the undersigned’s true and lawful attorney-in-fact to:

(7)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”, and collectively, the “Schedules”);

(8)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules, complete and execute any amendment or amendments thereto, and timely file such Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(9)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of March, 2013.

By:	/s/ JAMES L. DOLAN
James L. Dolan

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Marianne Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(10)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(11)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(12)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked, other than the Power of Attorney, dated August 8, 2011, previously granted by the undersigned to Anne Kelly, Sean Sullivan and James Gallagher with respect to the undersigned holdings of and transactions in securities issued by AMC Networks Inc., which shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of March, 2013.

By:	/s/ PATRICK F. DOLAN
Patrick F. Dolan

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of James L. Dolan and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(13)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (ii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(14)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(15)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of May, 2013.

By:	/s/ KATHLEEN M. DOLAN
Kathleen M. Dolan

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Marianne Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(16)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(17)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(18)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 5th day of April, 2013.

By:	/s/ DEBORAH A. DOLAN-SWEENEY
Deborah A. Dolan-Sweeney

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of James L. Dolan and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(19)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”, and collectively, the “Schedules”);

(20)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules, complete and execute any amendment or amendments thereto, and timely file such Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(21)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of May, 2013.

By:	/s/ MARIANNE DOLAN WEBER
Marianne Dolan Weber

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Marianne Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(22)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(23)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(24)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of May, 2013.

By:	/s/ MARY S. DOLAN
Mary S. Dolan

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Marianne Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(25)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(26)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(27)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of May, 2013.

By:	/s/ MATTHEW J. DOLAN
Matthew J. Dolan

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Charles F. Dolan, Thomas C. Dolan and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(28)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(29)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(30)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of April, 2013.

By:	/s/ DAVID M. DOLAN
David M. Dolan

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Marianne Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(31)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(32)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(33)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of April, 2013.

By:	/s/ LAWRENCE J. DOLAN
Lawrence J. Dolan

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Marianne Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(34)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(35)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(36)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of May, 2013.

By:	/s/ PAUL J. DOLAN
Paul J. Dolan

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Marianne Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(37)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(38)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(39)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of May, 2013.

CHARLES F. DOLAN CHILDREN TRUST FBO JAMES L. DOLAN

By:	/s/ KATHLEEN M. DOLAN
Kathleen M. Dolan, Trustee

By:	/s/ PAUL J. DOLAN
Paul J. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Marianne Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(40)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(41)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(42)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of May, 2013.

CHARLES F. DOLAN CHILDREN TRUST FBO THOMAS C. DOLAN

By:	/s/ KATHLEEN M. DOLAN
Kathleen M. Dolan, Trustee

By:	/s/ MATTHEW J. DOLAN
Matthew J. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Marianne Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(43)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(44)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(45)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of May, 2013.

CHARLES F. DOLAN CHILDREN TRUST FBO PATRICK F. DOLAN

By:	/s/ KATHLEEN M. DOLAN
Kathleen M. Dolan, Trustee

By:	/s/ MARY S. DOLAN
Mary S. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Marianne Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(46)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(47)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(48)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of May, 2013.

CHARLES F. DOLAN CHILDREN TRUST FBO KATHLEEN M. DOLAN

By:	/s/ KATHLEEN M. DOLAN
Kathleen M. Dolan, Trustee

By:	/s/ PAUL J. DOLAN
Paul J. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(49)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(50)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(51)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of May, 2013.

CHARLES F. DOLAN CHILDREN TRUST FBO MARIANNE DOLAN WEBER

By:	/s/ KATHLEEN M. DOLAN
Kathleen M. Dolan, Trustee

By:	/s/ MATTHEW J. DOLAN
Matthew J. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Marianne Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(52)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(53)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(54)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of May, 2013.

CHARLES F. DOLAN CHILDREN TRUST FBO DEBORAH DOLAN-SWEENEY

By:	/s/ KATHLEEN M. DOLAN
Kathleen M. Dolan, Trustee

By:	/s/ MARY S. DOLAN
Mary S. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Thomas C. Dolan and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(55)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(56)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(57)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of April, 2013.

CHARLES F. DOLAN 2009 FAMILY TRUST FBO JAMES L. DOLAN

By:	/s/ LAWRENCE J. DOLAN
Lawrence J. Dolan, Trustee

By:	/s/ DAVID M. DOLAN
David M. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(58)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(59)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(60)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of April, 2013.

CHARLES F. DOLAN 2009 FAMILY TRUST FBO THOMAS C. DOLAN

By:	/s/ LAWRENCE J. DOLAN
Lawrence J. Dolan, Trustee

By:	/s/ DAVID M. DOLAN
David M. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Thomas C. Dolan and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(61)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(62)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(63)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of April, 2013.

CHARLES F. DOLAN 2009 FAMILY TRUST FBO PATRICK F. DOLAN

By:	/s/ LAWRENCE J. DOLAN
Lawrence J. Dolan, Trustee

By:	/s/ DAVID M. DOLAN
David M. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Thomas C. Dolan and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(64)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(65)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(66)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of April, 2013.

CHARLES F. DOLAN 2009 FAMILY TRUST FBO KATHLEEN M. DOLAN

By:	/s/ LAWRENCE J. DOLAN
Lawrence J. Dolan, Trustee

By:	/s/ DAVID M. DOLAN
David M. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Thomas C. Dolan and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(67)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(68)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(69)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of April, 2013.

CHARLES F. DOLAN 2009 FAMILY TRUST FBO MARIANNE E. DOLAN WEBER

By:	/s/ LAWRENCE J. DOLAN
Lawrence J. Dolan, Trustee

By:	/s/ DAVID M. DOLAN
David M. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Thomas C. Dolan and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(70)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(71)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(72)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of April, 2013.

CHARLES F. DOLAN 2009 FAMILY TRUST FBO DEBORAH A. DOLAN-SWEENEY

By:	/s/ LAWRENCE J. DOLAN
Lawrence J. Dolan, Trustee

By:	/s/ DAVID M. DOLAN
David M. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Marianne Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(73)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(74)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(75)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of May, 2013.

TARA DOLAN 1989 TRUST

By:	/s/ KATHLEEN M. DOLAN
Kathleen M. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Renzo Mori, Marianne Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(76)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder (a “Section 16 Form”), (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(77)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(78)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of May, 2013.

RYAN DOLAN 1989 TRUST

By:	/s/ KATHLEEN M. DOLAN
Kathleen M. Dolan, Trustee